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                                                                    Exhibit 99.5
                                                                         Page 11

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
CASE NAME:       Aerovox, Inc.          INCOME STATEMENT                                                           FORM OPR-5
CASE NUMBER:     01-14680 jnf           FOR MONTH ENDED:

                                      December 01,   December 29,    January 26,    February 23,      March 30,    FILING
                                          2001           2001           2002            2002            2002       TO DATE
                                    -------------- -------------- --------------  --------------  -------------- ------------
NET REVENUE (INCOME)                   $5,275,190     $3,615,244     $4,348,787      $4,393,907      $5,824,946  $47,234,373
                                    -------------- -------------- --------------  --------------  -------------- ------------

COST OF GOODS SOLD:

   Materials                            3,098,513      2,042,127      2,604,864       2,815,366       3,547,290   27,723,519
                                    -------------- -------------- --------------  --------------  -------------- ------------

   Labor                                  457,118        317,440        360,765         490,911         597,403    4,489,707
                                    -------------- -------------- --------------  --------------  -------------- ------------

   Manufacturing Overhead                 977,402        680,790        811,011       1,026,348       1,277,831    9,446,229
                                    -------------- -------------- --------------  --------------  -------------- ------------

    COST OF GOODS SOLD AT STANDARD      4,533,033      3,040,357      3,776,640       4,332,625       5,422,524   41,659,456
                                    -------------- -------------- --------------  --------------  -------------- ------------

   Variances (favorable)/
    unfavorable                           448,862       (238,579)       134,480        (342,209)        (54,515)     212,537
                                    -------------- -------------- --------------  --------------  -------------- ------------

    ACTUAL COST OF GOODS SOLD           4,981,895      2,801,778      3,911,119       3,990,416       5,368,008   41,871,992
                                    -------------- -------------- --------------  --------------  -------------- ------------

GROSS PROFIT                              293,295        813,466        437,668         403,492         456,938    5,362,381
                                    -------------- -------------- --------------  --------------  -------------- ------------

OPERATING EXPENSES:

   Selling and Marketing                  161,382        122,768        119,104         134,513         212,677    1,308,337
                                    -------------- -------------- --------------  --------------  -------------- ------------

   R & D and Product Services              95,950         80,489         83,704          79,004          97,189      885,616
                                    -------------- -------------- --------------  --------------  -------------- ------------

   General and Administrative             574,064        391,403        350,358         333,772         718,069    3,949,460
                                    -------------- -------------- --------------  --------------  -------------- ------------

    TOTAL OPERATING EXPENSES              831,396        594,660        553,166         547,289       1,027,935    6,143,413
                                    ============== ============== ==============  ==============  ============== ============

INCOME BEFORE INTEREST,
   DEPRECIATION, TAXES, OR
   EXTRAORDINARY EXPENSES                (538,101)       218,805       (115,498)       (143,798)       (570,997)    (781,032)
                                    -------------- -------------- --------------  --------------  -------------- ------------

INTEREST EXPENSE                          167,026        162,683        141,470         144,052         184,368    1,570,308
                                    -------------- -------------- --------------  --------------  -------------- ------------

DEPRECIATION                              292,399        283,689        286,545         267,909         268,358    2,803,276
                                    -------------- -------------- --------------  --------------  -------------- ------------

INCOME TAX EXPENSE (BENEFIT)                    0        (61,536)             0               0          36,901       52,527
                                    -------------- -------------- --------------  --------------  -------------- ------------

OTHER INCOME (EXPENSE)                    (13,198)      (131,548)      (568,939)         29,160        (123,280)  (1,965,912)
                                    -------------- -------------- --------------  --------------  -------------- ------------

    NET INCOME (LOSS)                 ($1,010,724)     ($297,579)   ($1,112,452)      ($526,599)    ($1,183,903) ($7,173,055)
                                    ============== ============== ==============  ==============  ============== ============
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